UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                               January 8, 2002


                                 NBTY, INC.
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             (Exact name of registrant as specified in charter)

    DELAWARE                   0-10666                  11-2228617
---------------              -----------              --------------
(State or other              (Commission              (IRS Employer
jurisdiction of               File No.)               identification
incorporation)                                            number)

                  90 Orville Drive, Bohemia, New York 11716
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            (Address of principal executive office and zip code)


      Registrant's telephone number, including area code (631) 567-9500


Item 5. Other Events
--------------------

      On January 8, 2002, the Registrant announced that it appointed Harvey Kamil as President of NBTY, Inc. Scott Rudolph will continue to serve as Chairman of the Board of Directors and Chief Executive Officer of the Registrant. Michael C. Slade has been appointed Secretary of the Registrant.


                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NBTY, INC.



                                  By: /s/ Harvey Kamil
                                      --------------------------------
                                      Harvey Kamil
                                      President and Chief Financial Officer

Dated: January 29, 2002